3rd Quarter 2022 Earnings Presentation October 25, 2022 Exhibit 99.2

Safe Harbor Statement Our disclosures in this presentation, including without limitation, those relating to future financial results, market conditions and guidance, the impacts of COVID-19 on our business, and in our other public documents and comments contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. This includes annual guidance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those projected, anticipated or implied is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Form 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-Generally Accepted Accounting Principles (“GAAP”) financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, October 25, 2022, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance.

Basis of Presentation Explanation Results throughout this presentation are presented on a normalized basis. We remove the impact of certain discrete expenses and income in certain measures including adjusted net sales, adjusted EBITDA, adjusted diluted earnings per share (EPS) and adjusted free cash flow. The Company excludes certain acquisition related expenses (i.e. – changes in the fair value of earn-outs, deferred compensation accruals(1), impact of adjustments related to the fair value of inventory and deferred revenue) for recent acquisitions. The Company excludes all acquisition-related amortization from adjusted earnings from continuing operations and in calculations of adjusted diluted EPS. Examples of other excluded items include plant closures, restructuring charges and related costs, impairments, separation costs, environmental site expenses and related insurance recoveries, endowment level charitable contributions, and certain other gains and losses. The Company also excludes income/expense from its U.S. Retirement Income Plan (“RIP”) in the non-GAAP results as it represents the actuarial net periodic benefit credit/cost recorded. Our tax rate may be adjusted for certain discrete items which are identified in the footnotes. Investors should not consider non-GAAP measures as a substitute for GAAP measures. Non-GAAP figures are rounded to the nearest million and corresponding percentages are rounded to the nearest percent based on unrounded figures. The deferred compensation accruals are for cash and stock awards that will be recorded over each awards’ respective vesting period, as such payments are subject to the sellers’ and employees’ continued employment with the Company. All dollar figures throughout the presentation are in $ millions, except per share data, and all comparisons are versus prior year unless otherwise noted. Figures may not sum due to rounding.

1 Net Sales increased 11% from prior year driven by both Mineral Fiber (“MF”) and Architectural Specialties (“AS”) 2 Third consecutive quarter of record-setting AS sales; solid AS EBITDA growth with year-over-year margin expansion of 30 bps 3 Mineral Fiber Average Unit Value (“AUV”) growth of 8% driven by positive like-for-like pricing, partially offset by mix headwinds 4 Adjusted EBITDA growth lower than expected due to softer volumes, lower WAVE¹ equity earnings and mix headwinds Sales Up Double-Digits While EBITDA Results Pressured Q3 2022 Summary *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. Worthington Armstrong Joint Venture (“WAVE”). Net Sales $292 $325 +9% +18% +11% +5% Adj. EBITDA*

Positive AUV & Volumes Partially Offset by Inflation Q3 2021 Q3 2022 Variance Net Sales $292 $325 11% Adj. EBITDA* $99 $105 5% Adj. EBITDA Margin*(%) 34.0% 32.2% (180bps) Adj. Diluted Earnings Per Share* $1.17 $1.36 16% (1) Includes raw material, energy, freight and inventory valuation (e.g. FIFO) impacts throughout presentation. (2) Excludes change in depreciation throughout presentation. $99 $10 $15 ($15) ($1) ($2) ($1) $105 Q3 2022 Consolidated Company Key Metrics (3) Excludes change in amortization throughout presentation. *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure.

Favorable AUV and Modest Volume Growth Offset by Inflation Mineral Fiber Q3 2022 Results Q1 Q2 Q3 Current Quarter Comments 2021 Adjusted EBITDA* $78 $90 $86 AUV 18 21 16 Strong like-for-like pricing partially offset by negative channel mix Volume (6) 1 2 Positive retail and Latin America growth offsets market deceleration Manufacturing (1) 1 1 Manufacturing productivity partially offsets impact of inflation Input costs (6) (14) (15) Persistent raw material and energy inflation; inclusive of inventory valuations SG&A (7) (7) - Lower incentive compensation, partially offset by ERC1 benefit in PY WAVE (3) (2) (1) Lower volumes partially offset by favorable AUV 2022 Adjusted EBITDA* $74 $89 $89 Q3 MF EBITDA margin contracted (220bps) % Change (5%) (2%) 3% 2020 Coronavirus Aid, Relief, and Economic Act Employee Retention Credit (“ERC”). *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. Net Sales +9% Mineral Fiber Key Highlights AUV up 8% vs. Q3 2021 on positive like-for-like pricing partially offset by negative channel mix Sales volume growth muted by market deceleration Continued to deliver price-over-inflation dollars; sequentially improved EBITDA margin

Q1 Q2 Q3 Current Quarter Comments 2021 Adjusted EBITDA* $7 $10 $13 Adj. Net Sales* 9 6 7 Contributions from recent acquisitions and increased custom project sales Period Expense - (1) (3) Higher production costs on increased sales SG&A (3) (2) (2) Continued investments in support of increased sales 2022 Adjusted EBITDA* $13 $13 $16 Q3 AS EBITDA margin expanded 30bps % Change 88% 35% 20% A Record Sales Performance Quarter with Solid EBITDA Growth Architectural Specialties Q3 2022 Results *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. Net Sales up 18% on recent acquisition performance and increased custom project sales Adjusted EBITDA* up 20% on sales fall-through, with adjusted EBITDA* margin expansion of 30 bps Order in-take improvement vs prior year +18% Key Highlights Net Sales

Adjusted Free Cash Flow Pressured by Working Capital Timing Impacts *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. (1) Includes cash earnings, working capital and other current assets and liabilities. $1 ($16) $1 $0 $130 ($1) Adj. Free Cash Flow* YTD Third Quarter 2022 vs. PY

Sales Growth Pressured by Inflation and Investments YTD 2021 YTD 2022 Variance Adj. Net Sales* $825 $929 13% Adj. EBITDA* $294 $284 3% Adj. EBITDA Margin*(%) 34.4% 31.6% (280bps) Adj. Diluted Earnings Per Share* $3.28 $3.65 11% Adj. Free Cash Flow* $145 $130 (10%) *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. $284 $18 $55 ($34) ($2) ($21) ($6) $294 Q3 YTD 2022 Consolidated Company Key Metrics

2021 Actual 2022 Guidance Key Assumptions Updating 2022 Guidance $1,107 $1,220 – $1,235 10% – 12% YoY (Prior: 11% – 13%) MF AUV +11% to +12% on positive like-for-like pricing MF volume of approximately -2% reflecting 1H distributor inventory destock and 2H market deceleration AS >15%; does not include any future acquisitions Net Sales Adjusted EBITDA* Adjusted Diluted EPS* Adjusted Free Cash Flow* $372 $385 – $395 4% – 6% YoY (Prior: 10% – 13%) Higher than average AUV realization, continued price over inflation Manufacturing productivity continues Investing to support growth initiatives AS margin expansion $4.36 $4.75 – $4.85 9% – 11% YoY (Prior: 17% – 19%) ~$26 million of interest expense ~24% book tax rate $67 million depreciation, $16 million amortization, of which $8 million of acquisition amortization is excluded ~46.5 million average diluted shares outstanding $190 $210 – $220 11% – 16% YoY (Prior: 13% – 24%) $75 - $85 million of capital expenditures $20 - $25 million of cash interest expense Cash tax rate 20% - 25% *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. (Changes in assumptions)

Appendix

Q3 2022 Adjusted EBITDA Reconciliation RIP expense represents only the plan service cost that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation & restricted stock expenses. For the Three Months Ended September 30th, For the Three months Ended March 31, For the Nine Months Ended September 30th, 2022 2021 V 2022 2021 V Earnings from continuing operations, Reported $55 $51 $4 $151 $143 $8 Add: Income tax expense, as reported 13 17 (3) 43 48 (5) Earnings before tax, Reported $68 $67 $ — $194 $191 $3 Add: Interest/other income and expense, net 6 5 1 14 13 1 Operating Income, Reported $73 $72 $1 $208 $205 $4 Add: RIP expense(1) 1 1 - 3 4 (1) Add: Acquisition-related impacts(2) 9 3 6 19 1 18 Add: Depreciation 18 16 2 51 46 4 Add: Amortization 4 7 (4) 13 28 (16) Adjusted EBITDA $105 $99 $5 $294 $284 $10

Q3 2022 Adjusted Diluted Earnings per Share Reconciliation

	For the Three Months Ended September 30,					For the Nine Months Ended September 30,				
	2022	Per Diluted Share	2021	Per Diluted Share	V	2022	Per Diluted Share	2021	Per Diluted Share	V
Earnings from continuing operations, Reported	**$55**	**$1.18**	**$51**	**$1.06**	**($4)**	**$151**	**$3.23**	**$143**	**$2.98**	**$8**
Add: Income tax expense, reported	13		17		(3)	43		48		(5)
Earnings from continuing operations before income taxes, Reported	**$68**		**$67**		**$ —**	**$194**		**$191**		**$3**
(Less): RIP (credit)[1]	-		-		-	(1)		-		(1)
Add: Acquisition-related impacts[2]	9		3		6	19		1		18
Add: Acquisition-related amortization[3]	2		4		(2)	6		18		(11)
Adjusted earnings from continuing operations before income taxes	**$78**		**$74**		**$4**	**$219**		**$210**		**$9**
(Less): Adjusted income tax expense[4]	(15)		(18)		3	(49)		(53)		4
Adjusted net income from continuing operations	**$63**	**$1.36**	**$56**	**$1.17**	**$7**	**$171**	**$3.65**	**$157**	**$3.28**	**$13**
Adjusted Diluted EPS change versus prior year		16%					11%			
Diluted Shares Outstanding, as reported		46.1		47.8			46.7		48.0	
Effective Tax Rate, as reported		20%		25%			22%		25%	

(1) RIP (credit) represents the entire actuarial net periodic pension (credit) recorded as a component of earnings from continuing operations. For all periods presented, we were not required to and did not make cash contributions to our RIP.
(2) Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation & restricted stock expenses.
(3) Represents the intangible amortization related to acquired entities, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles.
(4) Adjusted income tax expense is calculated using the effective tax rate multiplied by the adjusted earnings from continuing operations before income taxes.

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Armstrong WORLD INDUSTRIES

2022 Adjusted Free Cash Flow Reconciliation Contingent compensation payments related to 2020 acquisitions recorded as a component of net cash provided by operating activities. . For the Three Months Ended September 30, For the Three months Ended March 31, For the Nine Months Ended September 30, 2022 2021 V 2022 2021 V Net cash provided by operating activities $56 $56 $ — $119 $138 ($19) Net cash provided by (used for) investing activities $10 $1 $8 $8 ($5) $14 Net cash provided by operating and investing activities $66 $57 $8 $127 $133 ($5) Add: Acquisitions, net - 1 (1) - 1 (1) Add: Payments related to the sale of international, net - - - - 12 (12) Add: Net environmental expenses - - - 1 - 1 Add: Contingent consideration in excess of acquisition-date fair value(1) - - - 2 - 2 Adjusted Free Cash Flow $66 $58 $8 $130 $145 ($15)

2022 Segment Reported Operating Income (Loss) to Adj. EBITDA

	MINERAL FIBER			ARCHITECTURAL SPECIALTIES			UNALLOCATED CORPORATE			MINERAL FIBER			ARCHITECTURAL SPECIALTIES			UNALLOCATED CORPORATE		
	For the Three Months Ended September 30,									For the Nine Months Ended September 30,								
	2022	2021	V	2022	2021	V	2022	2021	V	2022	2021	V	2022	2021	V	2022	2021	V
Operating Income (Loss), As Reported	**$71**	**$69**	**$2**	**$3**	**$5**	**($2)**	**($1)**	**($1)**	**$—**	**$200**	**$201**	**($1)**	**$11**	**$8**	**$4**	**($3)**	**($4)**	**2**
Add: RIP expense[1]	-	-	-	-	-	-	1	1	-	-	-	-	-	-	-	3	4	(1)
Add: Acquisition-related impacts[2]	-	-	-	9	3	6	-	-	-	-	-	-	19	1	18	-	-	-
Add: Depreciation and Amortization	18	18	-	3	5	(2)	-	-	-	52	53	(1)	11	21	(10)	-	1	(1)
Adjusted EBITDA	**$89**	**$86**	**$3**	**$16**	**$13**	**$3**	**$—**	**$—**	**$—**	**$252**	**$254**	**($2)**	**$41**	**$29**	**$12**	**$—**	**$—**	**$—**
Adjusted EBITDA change versus prior year			**3%**			**20%**						**(1%)**			**41%**			

(1) RIP expense represents only the plan service cost related to the RIP that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP.
(2) Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration, deferred compensation and restricted stock expenses.

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Armstrong WORLD INDUSTRIES

2022 Adjusted Net Sales Reconciliation Represents the impact of acquisition-related deferred revenue adjustments to fair value. For the Three Months Ended September 30, For the Three months Ended March 31, For the Nine Months Ended September 30, 2022 2021 V 2022 2021 V Reported Net Sales $325 $292 $33 $929 $824 $105 Add: Deferred revenue adjustment(1) - - - - 1 (1) Adjusted Net Sales $325 $292 $33 $929 $825 $104

2022 Adjusted EBITDA Guidance Reconciliation RIP credit represents the actuarial net periodic benefit expected to be recorded as a component of other non-operating income. We do not expect to and do not plan to make cash contributions to our RIP based on guidelines established by the Pension Benefit Guaranty Corporation. RIP expense represents only the plan service cost related to the RIP that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration, deferred compensation and restricted stock expenses. For the Year Ending December 31, 2022 For the Three months Ended March 31, Low to High Net Income $198 to $203 Add: Interest expense 25 26 (Less): RIP credit(1) (4) (4) Add: Income tax expense 61 63 Operating Income $280 to $288 Add: RIP expense(2) 4 4 Add: Acquisition-related expense(3) 20 21 Add: Depreciation 66 67 Add: Amortization 16 16 Adjusted EBITDA $385 to $395

2022 Adjusted Diluted EPS Guidance Reconciliation Adjusted diluted EPS guidance for 2022 is calculated based on ~46.5 million of diluted shares outstanding. RIP credit represents the actuarial net periodic benefit expected to be recorded as a component of other non-operating income. We do not expect to be required to make, nor do we plan to make cash contributions to our RIP based on guidelines established by the Pension Benefit Guaranty Corporation. RIP expense represents only the plan service cost related to the RIP and is recorded as a component of operating income. We do not expect to be required to make, nor do we plan to make cash contributions to our RIP based on guidelines established by the Pension Benefit Guaranty Corporation. Represents the intangible amortization related to acquired entities, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles. Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration, deferred compensation and restricted stock expenses. Income tax expense is based on an adjusted effective tax rate of ~24%, multiplied by adjusted earnings before income tax. For the Year Ending December 31, 2022 For the Three months Ended March 31, Low Per Diluted Share(1) to High Per Diluted Share(1) Net Income $198 $4.26 to $203 $4.37 Add: Interest expense 25 26 (Less): RIP credit(2) (4) (4) Add: Income tax expense 61 63 Operating Income $280 to $288 Add: RIP expense(3) 4 4 (Less): Interest expense (25) (26) Add: Acquisition-related amortization(4) 8 8 Add: Acquisition-related expenses(5) 20 21 Adjusted earnings before income taxes $287 to $295 (Less): Income tax expense(6) (68) (70) Adjusted Net Income $220 $4.75 to $225 $4.85

2022 Adjusted Free Cash Flow Guidance Reconciliation For the Year Ending December 31, 2022 For the Three months Ended March 31, Low to High Net cash provided by operating activities $190 to $205 Add: Return of investment from joint venture 95 100 Adjusted net cash provided by operating activities $285 to $305 (Less): Capital expenditures (75) (85) Adjusted Free Cash Flow $210 to $220